UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report December 9, 1999

                          SBI Communications, Inc
           (Exact name of registrant as specified in its charter)

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                   Delaware          0-28416        58-1700840
    (State or other jurisdiction   (Commission    (IRS Employer
          of incorporation)         File Number)    Identification)

           1239 South Glendale Avenue - Glendale California 91205
            (Address of principal executive offices)   (Zip Code)

                             (818) 550-6148
           Registrant's telephone number, including area code
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The company's board of directors accepted the resignation of Mr. Mel Ray as director.
The company has move its corporate offices to:
 1239 South Glendale Avenue
 Glendale, California 91205
 Phone (818) 550-6148
 Fax: (818) 550- 6111